UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Small Cap Growth Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Lord Abbett & Co. LLC (“Lord Abbett”) and Peregrine Capital Management, Inc. (“Peregrine”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 13.76%, relative to a 2.83% return for the Russell 2000® Growth Index, the Fund’s benchmark index.
Lord Abbett Commentary
Market Review: The twelve-month period ended December 31, 2021, was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index and the tech-heavy Nasdaq Composite Index returned 28.71% and 22.18%, respectively. Large cap stocks outperformed small cap stocks (26.45% vs. 14.82%), while growth narrowly outperformed value (25.85% vs. 25.37%).
To start the new year, various factors impacted markets, although optimism surrounding stimulus and vaccines remained largely intact. Momentum continued behind the pro-cyclical and pro-value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500 Index reported growth in earnings of 52% during the first quarter of 2021.
Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500 Index and Nasdaq Composite Index returned 8.55% and 9.68%, respectively, with both indices reaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500 Index at 88%, which was the highest year-over-year growth since the fourth quarter of 2009. In aggregate, companies reported earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.
The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant and rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, which was, however, below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (“Fed”) tapering presented additional uncertainty to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown of the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These concerns culminated in a volatile September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500 Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market recovered in the fourth quarter as all major U.S. indices exhibited positive performance. The S&P 500 Index and the Nasdaq Composite Index returned 11.03% and 8.45%, respectively. Despite the strong performance, several events acted as catalysts for heightened market volatility as the year came to a close - including the emergence of the Omicron variant of COVID-19. U.S. market activity throughout the first two months of the quarter was relatively benign with respect to COVID-19, as continued vaccine progress helped curb concerns regarding the Delta variant wave. However, the World Health Organization designated the Omicron mutation as a "variant of concern," particularly due to its increased transmissibility and then-unknown severity. This led to fears that the world would succumb to a new wave of infections, prompting one of the largest selloffs and the worst single-day performance of risk assets since the start of the pandemic. The negative sentiment around Omicron quickly reversed at that point, however, as it was determined that symptoms are generally less severe than prior strains. The Omicron variant did result in some travel-related disruption by the end of the quarter as daily new cases spiked; however, the Centers for Disease Control eased its quarantine guidance to help people "safely continue their daily lives.”
Portfolio Review: The position in Calix, Inc., a provider of cloud and software platforms, was the largest contributor to relative performance versus the Russell Microcap® Growth Index over the period and, as of the date of this report, is the largest active overweight. We believe Calix is enjoying strong demand trends, as service providers continue to compete with each other on the quality of their internet speeds and bandwidth sizes and seek to grow their offerings to new areas, such as streaming services, remote work, and remote learning.
Security selection within the pharmaceuticals industry was also a prominent contributor to relative performance over the period, as the Lord Abbett sub-advised portion of the Fund benefitted from several key drug approvals and trial results. Specifically, the position in Intra Cellular Therapies, which focuses on treatments for psychiatric and neurologic diseases, was a notable contributor, as shares soared following the FDA’s approval of Caplyta, a drug designed to treat bipolar depression in adults. The position in Xenon Pharmaceuticals also drove performance over the period, as the company reported positive topline results from its Phase 2b clinical trial of XEN1101 for the treatment of focal epilepsy.
Conversely, security selection within the biotechnology industry was a primary detractor from relative performance during the period. Due to increased uncertainty from global supply chain issues, inflationary concerns, and the Delta variant headwind, among other factors, investors overwhelmingly favored larger cash-rich companies generating high levels of current profits. As a result, smaller biotechnology companies mostly struggled, because we believe they generally lack strong earnings and revenue growth while their drugs and therapies are still in the developmental stage. Specifically, the positions in Seres Therapeutics, Inc. and Protagonist Therapeutics, Inc. were among the largest detractors from performance.
While the Lord Abbett sub-advised portion of the Fund has since exited its positions in Seres Therapeutics, it still maintains a modest position in Protagonist Therapeutics. Shares of Protagonist fell dramatically in September after the U.S. Food and Drug Administration (the "FDA") placed a clinical hold on Rusfertide, which halted the treatments of patients in the middle of three different Phase 2 trials. The FDA applied the hold after the company notified the agency about the development of skin cancer among mice that had been exposed to the drug. However, the stock rallied throughout October after the FDA removed the hold, clearing the way for trials to resume.
The position in Telos Corporation, a provider of cyber, cloud, and enterprise security solutions, was the largest individual detractor from relative performance over the period. Shares fell throughout the fourth quarter after the company reported quarterly results that missed consensus expectations and cut guidance on the timing of government contracts into 2022 as a result of COVID-related delays. We subsequently exited our position in Telos following the report.
Outlook: The U.S. economy remains incredibly strong; nominal gross domestic product growth is high, the consumer is healthy, unemployment is low, and corporate profits are surging. Additionally, we believe that growing corporate profits and low interest rates are a good environment for forward stock market returns. That said, economic growth has been so strong that it is triggering inflation in the near-term. We anticipate the forces that kept inflation low before the pandemic to reassert themselves over the course of 2022. Those forces include globalization, demographics, and the technology revolution. On the latter, the technological revolution remains in its early stages, providing a powerful thrust for innovation investing in the decade ahead. We continue to see attractive opportunities in the healthcare, technology, consumer, and communications sectors, as many companies and industries within these sectors are still early in their life cycles and have many years of high growth ahead of them.
In the micro-cap asset class, we are seeing valuations today at historic lows, both on an absolute level and relative to large caps, noting that the forward price-to-earnings ratio of the Russell Microcap Growth Index is trading at a discount today relative to the large-cap Russell 1000® Growth Index. This is not a typical phenomenon and reflects the market’s clear preference for mega-cap stocks as equity havens during greater uncertainty. We anticipate a shift in this sentiment when we get to a point of greater clarity around the pandemic and whether near-term inflation readings are manageable or part of a more challenging regime. Our strategy continues to be to identify innovators and superior businesses that are experiencing both business (operating) momentum and stock price momentum that confirms fundamental strength.
Peregrine Commentary
Market Review: In the face of rising COVID-19 infections, a rapid increase in inflation and continued supply chain bottlenecks, equity markets remained remarkably resilient during the year. With a meaningful portion of the U.S. population fully vaccinated, the reopening of the broader economy progressed rapidly early in the year which drove significant pent-up demand for goods and services and put immense pressure on global supply chains, logistics networks and labor forces to keep up. However, a global spike in the Delta variant, and subsequently the Omicron variant, put further stress on worldwide supply chains and worker availability. This helped push inflation to historically high levels and forced the Fed to pivot to a more hawkish stance with markets expecting at least three interest rate hikes in 2022.
Portfolio Review: As investors broadly rotated away from the most highly valued and non-earning companies that drove returns in 2020, market breadth improved meaningfully during the period. For the full year 2021, stocks in the lowest quintile of valuation outperformed the highest quintile by 42.9% points - the second highest level of outperformance on record other than 2009. Breadth amongst valuation quintiles was also much wider as quintiles one through four, over half the benchmark in weight, outperformed the overall index return. This led to a more balanced and rational environment where valuation mattered and created an ideal market environment for our high growth, yet valuation sensitive investment style.
Outperformance in the period was driven by broad-based favorable stock selection in 9 of 11 market sectors. The health care, industrials and financial sectors were the primary contributors to performance; while only a modest detractor, real estate was the largest headwind to performance.

Outlook: As we enter 2022, the outlook for financial markets is as uncertain as ever. The Fed is marching forward with removing stimulus in a year growth is expected to be slowing, albeit remaining above long-term trends. Supply chains remain in disarray with the Omicron variant threatening to stress an already strained system, further exacerbating inflationary pressures. Concurrently, we expect strong company fundamentals, broad-based consumer strength, and a slow path towards the pandemic becoming endemic. Market returns in turn should continue to broaden, and we expect performance to benefit from the many strong growth stories trading for attractive valuations that have only recently finally returned to favor.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from September 10, 2015 (inception) through December 31, 2015.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Since Inception(a)(b)
Institutional Class	14.03%	18.88%	14.78%
Investor Class	13.76%	18.50%	14.39%
(a) Institutional Class inception date was September 10, 2015.
(b) Investor Class inception date was September 10, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2021 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	31.52%
Technology	23.15
Consumer, Cyclical	12.67
Industrial	12.30
Financial	10.32
Communications	4.30
Basic Materials	2.61
Utilities	0.31
Short Term Investments	2.82
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,013.50	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28
Investor Class
Actual	$1,000.00	$1,012.20	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06
* Expenses are equal to the Fund's annualized expense ratio of 0.84% for the Institutional Class shares and 1.19% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.66%
6,348	Codexis Inc(a)	$ 198,502
67,102	Element Solutions Inc	1,629,236
49,377	Orion Engineered Carbons SA	906,562
14,169	Steel Dynamics Inc	879,470
		3,613,770
Communications — 4.37%
9,913	Calix Inc(a)	792,743
24,722	Ciena Corp(a)	1,902,852
8,206	Criteo SA Sponsored ADR(a)	318,967
9,450	Eventbrite Inc Class A(a)	164,808
22,760	Gogo Inc(a)(b)	307,943
12,436	Mimecast Ltd(a)	989,532
17,733	Ooma Inc(a)	362,463
17,666	Open Lending Corp Class A(a)	397,132
6,784	Zendesk Inc(a)	707,503
		5,943,943
Consumer, Cyclical — 12.90%
33,690	American Eagle Outfitters Inc	853,031
3,187	Burlington Stores Inc(a)	929,042
24,838	Callaway Golf Co(a)	681,555
1,870	Children's Place Inc(a)	148,272
4,030	Citi Trends Inc(a)	381,843
25,243	Container Store Group Inc(a)	251,925
28,979	Core & Main Inc Class A(a)	879,223
4,290	Five Below Inc(a)	887,558
4,688	Fox Factory Holding Corp(a)	797,429
2,508	Gentherm Inc(a)	217,945
9,274	Green Brick Partners Inc(a)	281,280
11,480	IAA Inc(a)	581,118
21,978	indie Semiconductor Inc Class A(a)(b)	263,516
55,300	International Game Technology PLC	1,598,723
31,030	KAR Auction Services Inc(a)	484,689
2,219	Kura Sushi USA Inc Class A(a)	179,384
1,078	LGI Homes Inc(a)	166,529
9,808	Lindblad Expeditions Holdings Inc(a)	153,005
38,469	Lions Gate Entertainment Corp Class B(a)	592,038
5,331	Lovesac Co(a)	353,232
4,492	Monarch Casino & Resort Inc(a)	332,183
11,542	Ollie's Bargain Outlet Holdings Inc(a)	590,835
7,323	Papa John's International Inc	977,401
4,389	Rush Enterprises Inc Class A	244,204
11,073	Shyft Group Inc	544,017
15,851	Skyline Champion Corp(a)	1,251,912
12,284	Sleep Number Corp(a)	940,954
6,304	Sonos Inc(a)	187,859
27,313	Sun Country Airlines Holdings Inc(a)	744,279
24,710	Traeger Inc(a)(b)	300,474
Shares		Fair Value
Consumer, Cyclical — (continued)
37,943	Wabash National Corp	$ 740,647
		17,536,102
Consumer, Non-Cyclical — 32.09%
23,117	Adaptive Biotechnologies Corp(a)	648,663
47,804	Amicus Therapeutics Inc(a)	552,136
9,375	AMN Healthcare Services Inc(a)	1,146,844
8,314	Arena Pharmaceuticals Inc(a)	772,703
14,388	ASGN Inc(a)	1,775,479
16,748	AtriCure Inc(a)	1,164,488
43,585	Avantor Inc(a)	1,836,672
34,152	Avid Bioservices Inc(a)	996,555
25,740	Axonics Inc(a)	1,441,440
8,154	Axsome Therapeutics Inc(a)(b)	308,058
1,197	Beam Therapeutics Inc(a)	95,389
23,690	BELLUS Health Inc(a)	190,705
21,693	BioLife Solutions Inc(a)	808,498
7,948	Blueprint Medicines Corp(a)	851,310
3,015	Castle Biosciences Inc(a)	129,253
3,463	Central Garden & Pet Co(a)(b)	182,258
84,804	Cerus Corp(a)	577,515
9,425	CONMED Corp	1,336,088
20,540	Curis Inc(a)	97,770
14,959	Cytokinetics Inc(a)	681,831
46,215	elf Beauty Inc(a)	1,534,800
31,223	Evo Payments Inc Class A(a)	799,309
6,357	FTI Consulting Inc(a)	975,291
3,517	Fulcrum Therapeutics Inc(a)	62,216
7,446	Gossamer Bio Inc(a)	84,214
13,308	Haemonetics Corp(a)	705,856
18,123	HealthEquity Inc(a)	801,762
13,981	ICF International Inc	1,433,752
7,728	ICON PLC(a)	2,393,362
26,429	Insmed Inc(a)	719,926
8,944	Intra-Cellular Therapies Inc(a)	468,129
9,158	Ionis Pharmaceuticals Inc(a)	278,678
16,213	Iovance Biotherapeutics Inc(a)	309,506
2,140	Karuna Therapeutics Inc(a)	280,340
4,648	Kforce Inc	349,623
4,112	Krystal Biotech Inc(a)	287,634
14,068	Lamb Weston Holdings Inc	891,630
21,966	LiveRamp Holdings Inc(a)	1,053,270
6,067	Merus NV(a)	192,931
2,726	Mirati Therapeutics Inc(a)	399,877
8,468	Monro Inc	493,430
8,003	Myovant Sciences Ltd(a)	124,607
2,615	NanoString Technologies Inc(a)	110,431
6,389	Neurocrine Biosciences Inc(a)	544,151
7,094	NeuroPace Inc(a)(b)	71,508
3,076	Novocure Ltd(a)(b)	230,946
17,723	Oak Street Health Inc(a)	587,340
9,517	Omnicell Inc(a)	1,717,247
5,550	OrthoPediatrics Corp(a)	332,223
11,469	Pacira BioSciences Inc(a)	690,090
27,323	Performance Food Group Co(a)	1,253,852

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
5,305	Pliant Therapeutics Inc(a)	$ 71,618
3,124	Protagonist Therapeutics Inc(a)	106,841
6,141	Pulmonx Corp(a)	196,942
4,355	Quanterix Corp(a)	184,652
78,533	Rigel Pharmaceuticals Inc(a)	208,112
4,315	Rocket Pharmaceuticals Inc(a)	94,196
955	Shockwave Medical Inc(a)	170,305
4,279	SI-BONE Inc(a)	95,037
27,674	Silk Road Medical Inc(a)	1,179,189
5,431	Syndax Pharmaceuticals Inc(a)	118,885
20,153	Syneos Health Inc(a)	2,069,310
20,663	Tactile Systems Technology Inc(a)	393,217
3,558	TG Therapeutics Inc(a)(b)	67,602
5,399	Treace Medical Concepts Inc(a)	100,637
9,432	Turning Point Therapeutics Inc(a)	449,906
7,271	US Physical Therapy Inc	694,744
87,227	ViewRay Inc(a)	480,621
3,427	WEX Inc(a)	481,117
5,263	Willdan Group Inc(a)(b)	185,258
8,392	Xenon Pharmaceuticals Inc(a)	262,166
33,910	Zevia PBC Class A(a)(b)	239,066
		43,621,007
Financial — 10.50%
10,544	AssetMark Financial Holdings Inc(a)	276,358
8,470	Bancorp Inc(a)	214,376
35,631	BRP Group Inc Class A(a)	1,286,635
3,615	Byline Bancorp Inc	98,870
37,596	Compass Inc Class A(a)(b)	341,748
4,103	Customers Bancorp Inc(a)	268,213
25,337	Essent Group Ltd	1,153,594
7,142	Evercore Inc Class A	970,241
16,062	Focus Financial Partners Inc Class A(a)	959,223
10,944	Goosehead Insurance Inc Class A	1,423,595
14,472	Palomar Holdings Inc(a)	937,351
2,254	Piper Sandler Cos	402,362
29,737	Ryan Specialty Group Holdings Inc Class A(a)	1,199,888
10,392	Ryman Hospitality Properties Inc REIT(a)	955,648
1,830	Silvergate Capital Corp Class A(a)	271,206
17,868	Stifel Financial Corp	1,258,265
11,954	Triumph Bancorp Inc(a)	1,423,482
29,062	Virtu Financial Inc Class A	837,857
		14,278,912
Industrial — 12.52%
5,977	A O Smith Corp	513,125
8,760	Advanced Drainage Systems Inc	1,192,499
8,331	Atkore Inc(a)	926,324
Shares		Fair Value
Industrial — (continued)
3,803	Atlas Air Worldwide Holdings Inc(a)	$ 357,938
20,010	AZEK Co Inc(a)	925,262
2,472	Blink Charging Co(a)(b)	65,533
13,068	Boise Cascade Co	930,442
7,322	Chart Industries Inc(a)	1,167,786
4,106	CryoPort Inc(a)	242,952
7,570	Dycom Industries Inc(a)	709,763
5,902	Evoqua Water Technologies Corp(a)	275,919
18,933	GoPro Inc Class A(a)	195,199
36,637	Hayward Holdings Inc(a)	960,989
7,483	Ichor Holdings Ltd(a)	344,443
9,448	Itron Inc(a)	647,377
15,950	Knight-Swift Transportation Holdings Inc	971,993
34,268	Kratos Defense & Security Solutions Inc(a)	664,799
9,760	Masonite International Corp(a)	1,151,192
14,615	Mercury Systems Inc(a)	804,702
5,399	Montrose Environmental Group Inc(a)	380,684
2,831	OSI Systems Inc(a)	263,849
27,104	PGT Innovations Inc(a)	609,569
29,840	Schneider National Inc Class B	802,994
21,927	SPX Corp(a)	1,308,603
5,611	Woodward Inc	614,180
		17,028,116
Technology — 23.57%
3,715	Agilysys Inc(a)	165,169
51,829	Allscripts Healthcare Solutions Inc(a)	956,245
9,937	Arteris Inc(a)	209,770
6,102	Avid Technology Inc(a)	198,742
17,263	Black Knight Inc(a)	1,430,930
52,087	Box Inc Class A(a)	1,364,159
5,471	CEVA Inc(a)	236,566
35,521	Clarivate PLC(a)	835,454
5,208	CMC Materials Inc	998,321
7,284	CyberArk Software Ltd(a)	1,262,171
11,815	DoubleVerify Holdings Inc(a)	393,203
31,909	Evolent Health Inc Class A(a)	882,922
14,196	FormFactor Inc(a)	649,041
5,484	Grid Dynamics Holdings Inc(a)	208,227
4,679	Health Catalyst Inc(a)(b)	185,382
4,827	Impinj Inc(a)	428,155
30,084	Jamf Holding Corp(a)(b)	1,143,493
28,069	KBR Inc	1,336,646
12,967	Lumentum Holdings Inc(a)	1,371,520
29,282	Nutanix Inc Class A(a)	932,924
10,790	Onto Innovation Inc(a)	1,092,272
4,109	Outset Medical Inc(a)	189,384
34,847	PagerDuty Inc(a)	1,210,933
13,447	PAR Technology Corp(a)(b)	709,598
16,982	Phreesia Inc(a)	707,470
20,542	Privia Health Group Inc(a)	531,422
12,037	PTC Inc(a)	1,458,283

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Technology — (continued)
4,005	PubMatic Inc Class A(a)	$ 136,370
13,645	Rambus Inc(a)	401,027
12,553	Silicon Motion Technology Corp ADR	1,192,912
12,502	Sprout Social Inc Class A(a)	1,133,806
21,289	SS&C Technologies Holdings Inc	1,745,272
36,365	Sterling Check Corp(a)	745,846
5,027	Synaptics Inc(a)	1,455,367
6,918	Teradyne Inc	1,131,301
50,245	Verra Mobility Corp(a)	775,280
74,663	Zuora Inc Class A(a)	1,394,705
131,452	Zynga Inc Class A(a)	841,293
		32,041,581
Utilities — 0.32%
5,321	Ameresco Inc Class A(a)	433,342
TOTAL COMMON STOCK — 98.93% (Cost $103,669,845)		$134,496,773
GOVERNMENT MONEY MARKET MUTUAL FUNDS
6,000	Goldman Sachs Financial Square Government Fund Institutional Class(c), 0.02%(d)	6,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.01% (Cost $6,000)		$ 6,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 2.87%
$999,958	Undivided interest of 1.20% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $999,958 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(c)	999,958
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$999,958	Undivided interest of 1.69% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $999,958 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(c)	$ 999,958
903,202	Undivided interest of 2.04% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $903,202 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(c)	903,202
999,958	Undivided interest of 9.82% in a repurchase agreement (principal amount/value $10,178,750 with a maturity value of $10,178,792) with HSBC Securities (USA) Inc, 0.05%, dated 12/31/21 to be repurchased at $999,958 on 1/3/22 collateralized by various U.S. Government Agency securities, 1.64% - 4.50%, 3/1/31 - 12/1/51, with a value of $10,382,325.(c)	999,958
TOTAL SHORT TERM INVESTMENTS — 2.87% (Cost $3,903,076)		$ 3,903,076
TOTAL INVESTMENTS — 101.81% (Cost $107,578,921)		$138,405,849
OTHER ASSETS & LIABILITIES, NET — (1.81)%		$ (2,459,248)
TOTAL NET ASSETS — 100.00%		$135,946,601

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Schedule of Investments
As of December 31, 2021
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2021.
(c)	Collateral received for securities on loan.
(d)	Rate shown is the 7-day yield as of December 31, 2021.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Small Cap Growth Fund
ASSETS:
Investments in securities, fair value (including $3,740,336 of securities on loan)(a)	$134,502,773
Repurchase agreements, fair value(b)	3,903,076
Cash	2,500,986
Dividends receivable	14,686
Subscriptions receivable	3,753
Receivable for investments sold	243,540
Total Assets	141,168,814
LIABILITIES:
Payable for director fees	3,085
Payable for investments purchased	175,741
Payable for other accrued fees	55,368
Payable for shareholder services fees	2,223
Payable to investment adviser	90,689
Payable upon return of securities loaned	3,909,076
Redemptions payable	986,031
Total Liabilities	5,222,213
NET ASSETS	$135,946,601
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$1,073,073
Paid-in capital in excess of par	101,609,492
Undistributed/accumulated earnings	33,264,036
NET ASSETS	$135,946,601
NET ASSETS BY CLASS
Investor Class	$7,720,418
Institutional Class	$128,226,183
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	40,000,000
Issued and Outstanding
Investor Class	622,220
Institutional Class	10,108,511
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$12.41
Institutional Class	$12.68
(a) Cost of investments	$103,675,845
(b) Cost of repurchase agreements	$3,903,076
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Small Cap Growth Fund
INVESTMENT INCOME:
Income from securities lending	$22,325
Dividends	422,836
Total Income	445,161
EXPENSES:
Management fees	1,084,545
Shareholder services fees – Investor Class	28,084
Audit and tax fees	31,126
Custodian fees	35,851
Director's fees	17,642
Legal fees	10,361
Pricing fees	1,035
Registration fees	26,861
Transfer agent fees	7,599
Other fees	2,082
Total Expenses	1,245,186
Less amount waived by investment adviser	120,127
Net Expenses	1,125,059
NET INVESTMENT LOSS	(679,898)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	23,187,537
Net Realized Gain	23,187,537
Net change in unrealized depreciation on investments	(5,086,451)
Net Change in Unrealized Depreciation	(5,086,451)
Net Realized and Unrealized Gain	18,101,086
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,421,188
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Small Cap Growth Fund	2021	2020
OPERATIONS:
Net investment loss	$(679,898)	$(385,764)
Net realized gain	23,187,537	17,099,811
Net change in unrealized appreciation (depreciation)	(5,086,451)	25,958,270
Net Increase in Net Assets Resulting from Operations	17,421,188	42,672,317
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(1,505,768)	(785,231)
Institutional Class	(24,641,213)	(11,504,921)
From Net Investment Income and Net Realized Gains	(26,146,981)	(12,290,152)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	4,036,622	2,600,769
Institutional Class	32,678,458	33,249,224
Shares issued in reinvestment of distributions
Investor Class	1,505,768	785,231
Institutional Class	24,641,213	11,504,921
Shares redeemed
Investor Class	(5,207,162)	(3,877,315)
Institutional Class	(32,657,935)	(60,351,215)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	24,996,964	(16,088,385)
Total Increase in Net Assets	16,271,171	14,293,780
NET ASSETS:
Beginning of year	119,675,430	105,381,650
End of year	$135,946,601	$119,675,430
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	276,015	268,404
Institutional Class	2,232,350	3,611,268
Shares issued in reinvestment of distributions
Investor Class	115,849	61,486
Institutional Class	1,860,227	891,053
Shares redeemed
Investor Class	(359,616)	(338,843)
Institutional Class	(2,209,762)	(5,245,179)
Net Increase (Decrease)	1,915,063	(751,811)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$13.40	(0.12)	1.98	1.86	(1.05)	(1.80)	(2.85)	$12.41	13.76%
12/31/2020	$10.89	(0.07)	4.00	3.93	(0.85)	(0.57)	(1.42)	$13.40	36.90%
12/31/2019	$ 8.91	(0.05)	2.48	2.43	-	(0.45)	(0.45)	$10.89	27.28%
12/31/2018	$11.59	(0.07)	(0.31)	(0.38)	(0.62)	(1.68)	(2.30)	$ 8.91	(2.99%)
12/31/2017	$ 9.99	(0.07)	2.22	2.15	-	(0.55)	(0.55)	$11.59	21.49%
Institutional Class
12/31/2021	$13.59	(0.07)	1.99	1.92	(1.03)	(1.80)	(2.83)	$12.68	14.03%
12/31/2020	$11.02	(0.04)	4.08	4.04	(0.90)	(0.57)	(1.47)	$13.59	37.51%
12/31/2019	$ 8.99	(0.02)	2.51	2.49	(0.01)	(0.45)	(0.46)	$11.02	27.69%
12/31/2018	$11.68	(0.03)	(0.32)	(0.35)	(0.66)	(1.68)	(2.34)	$ 8.99	(2.72%)
12/31/2017	$10.03	(0.03)	2.23	2.20	-	(0.55)	(0.55)	$11.68	21.91%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment loss to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2021	$ 7,720	1.60%	1.19%	(0.85%)	60%
12/31/2020	$ 7,908	1.67%	1.19%	(0.67%)	80%
12/31/2019	$ 6,521	1.66%	1.19%	(0.53%)	70%
12/31/2018	$ 6,347	1.64%	1.19%	(0.55%)	86%
12/31/2017	$ 5,142	1.51%	1.21%	(0.60%)	119%
Institutional Class
12/31/2021	$128,226	0.91%	0.84%	(0.50%)	60%
12/31/2020	$111,767	0.92%	0.84%	(0.32%)	80%
12/31/2019	$ 98,861	0.92%	0.84%	(0.16%)	70%
12/31/2018	$ 64,652	0.95%	0.84%	(0.20%)	86%
12/31/2017	$ 54,110	0.99%	0.86%	(0.25%)	119%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST SMALL CAP GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Small Cap Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, all of the Fund’s investments are valued using Level 1 inputs, except for Short Term Investments, which are valued using Level 2 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2021

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$9,479,127	$7,543,721
Long-term capital gain	16,667,854	4,746,431
	$26,146,981	$12,290,152
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$591,807
Undistributed long-term capital gains	3,261,136
Capital loss carryforwards	—
Post-October losses	(73,022)
Net unrealized appreciation	29,484,115
Tax composition of capital	$33,264,036
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(73,022)

Annual Report - December 31, 2021

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$108,921,734
Gross unrealized appreciation on investments	37,571,838
Gross unrealized depreciation on investments	(8,087,723)
Net unrealized appreciation on investments	$29,484,115
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.83% of the Fund’s average daily net assets up to $1 billion dollars, 0.78% of the Fund’s average daily net assets over $1 billion dollars and 0.73% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.84% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$101,045	$113,401	$120,127	$0
The Adviser and Great-West Funds entered into sub-advisory agreements with Peregrine Capital Management LLC and Lord, Abbett & Co LLC. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $75,534,141 and $76,475,884, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

Annual Report - December 31, 2021

4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $3,740,336 and received collateral as reported on the Statement of Assets and Liabilities of $3,909,076 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Small Cap Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

Annual Report - December 31, 2021

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Annual Report - December 31, 2021

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022